UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2014

GFI GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34897	80-0006224
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Water Street New York, NY	10041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 968-4100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 28, 2014, GFI Group Inc. (the “Company”) and GFI Holdings Limited, as Borrowers, certain subsidiaries of the Company as Guarantors, various lenders and Bank of America, N.A. (“Bank of America”), as Administrative Agent, entered into a Second Amendment to Credit Agreement (the “Second Amendment”) that amends the Company’s Second Amended and Restated Credit Agreement, dated December 20, 2010 (the “Second A&R Credit Agreement” and as amended by the First Amendment and Consent dated as of March 6, 2013 (the “First Amendment”), and as further amended or modified from time to time, the “Credit Agreement”).  The Second A&R Credit Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 20, 2010 and the First Amendment was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 7, 2013.  The Second Amendment reduces the aggregate amount of consolidated shareholders’ equity and preferred equity of the Company and its subsidiaries required to be maintained, as determined in accordance with generally accepted accounting principles, to an amount equal to at least $375,000,000 (such amount, the “Consolidated Capital Amount”). The Consolidated Capital Amount is subject to certain adjustments as specified in the Credit Agreement.

A copy of the Second Amendment is attached as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing description of the Second A&R Credit Agreement, the First Amendment and Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second A&R Credit Agreement, the First Amendment and Second Amendment.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations is hereby incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1

Second Amendment to Credit Agreement, dated as of July 28, 2014, among GFI Group Inc. and GFI Holdings Limited, as Borrowers, certain subsidiaries of the Company as Guarantors, various Lenders and Bank of America, N.A., as administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GFI GROUP INC.

Dated: August 1, 2014	By:	/s/ James A. Peers
		Name:	James A. Peers
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Second Amendment to Credit Agreement, dated as of July 28, 2014, among GFI Group Inc. and GFI Holdings Limited, as Borrowers, certain subsidiaries of the Company as Guarantors, various Lenders and Bank of America, N.A., as administrative Agent.